EXHIBIT 99

















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

                       EAST TEXAS FINANCIAL SERVICES, INC.


   1200 South Beckham o P. O. Box 6910 o Tyler, TX 75711-6910 o 903-593-1767
                                                              o Fax 903-593-1094



                                  NEWS RELEASE


For verification, contact: Gerald W. Free, Vice Chairman/President/CEO
                   Derrell W. Chapman, Vice President/COO/CFO

Telephone:        (903) 593-1767
Fax:              (903) 593-1094

For immediate release, July 22, 1998
------------------------------------------------------------------------------

                       EAST TEXAS FINANCIAL SERVICES, INC.
                         ANNOUNCES QUARTER END EARNINGS
                                       AND
                         QUARTERLY CASH DIVIDEND PAYMENT


Tyler, Texas, July 22, 1998, - - - East Texas Financial Services,  Inc. (NASDAQ:
ETFS), the holding company for First Federal Savings and Loan Association of Tyler, Texas, today reported that consolidated net income for the nine months ended June 30, 1998 was $425,148 or $.29 per share, compared to $559,534 or $.38 per share for the nine month period ended June 30, 1997. For the three month period ended June 30, 1998, the Company reported net income of $123,049 or $.09 per share, compared to $190,911 or $.13 per share for the three month period ended June 30, 1997. As a result of the Company's 3 for 2 stock split on March 25, 1998, there was a restatement of per share data for all periods.

Gerald W. Free, Vice Chairman, President and CEO, announced that the Company would continue its quarterly cash dividend of $.05 per share, to be paid on August 26, 1998 to stockholders of record as of August 12, 1998. The annual dividend yield is approximately 1.29% based on a market stock price of $15.50 on July 15, 1998.

President Free also announced the Company's intention to open an additional full service office located at S. Broadway and Muller Garden Road in Tyler. "We continue to be pleased with the economic growth in the Tyler area and felt that now was the time to expand our operations," stated Free. "Subject to regulatory approval, we anticipate opening the new office in the fall of 1998. We will offer all of the current products and services our customers have been accustomed to, including a full range of checking and deposit accounts and home mortgage and home equity loans. In addition, the new office will focus on consumer and commercial banking products and services."


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Loans receivable totaled $61.7 million at June 30, 1998, a $4.6 million increase from the $57.1 million reported at September 30, 1997. Total assets were reported as $122.6 million at June 30, 1998, compared to $115.9 million at September 30, 1997. Total stockholders' equity was reported as $21.2 million at June 30, 1998, compared to $20.9 million at September 30, 1997.

Capital levels for the Company's wholly owned subsidiary, First Federal Savings and Loan Association of Tyler, were reported at June 30, 1998, as 14.9% for both tangible and core capital ratios, well in excess of the minimum required levels of 1.5% and 4.0% respectively. The Association's risk-based capital ratio was 39.0% of risk-weighted assets at June 30, 1998, compared to the minimum 8.0% regulatory requirement. At June 30, 1998, the Association was considered a "well capitalized" institution.

At June 30, 1998, non-performing assets totaled $502,000 or .41% of total assets as compared to $310,000 or .27% of total assets at September 30, 1997. Non-performing loans equaled $297,000 or .48% of loans receivable at June 30, 1998, compared to $310,000 or .54% at September 30, 1997. Classified assets were reported as $811,000 or .66% of total assets at June 30, 1998, compared to $904,000 or .78% of total assets at September 30, 1997.

East Texas Financial Services, Inc., is the holding company for First Federal Savings and Loan Association of Tyler, Texas, which presently operates two full service offices and two loan agency offices in the Tyler area.

At June 30, 1998, the Company had outstanding 1,539,461 shares of stock and reported a "book value" per share of $13.76. The Company's stock is traded under the symbol "ETFS" on the NASDAQ National Market System and is listed in most daily newspapers as "EasTxFnl".





















                       - selected financial data follows -

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
                                    EAST TEXAS FINANCIAL SERVICES, INC.
                              CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION


                                      ASSETS
                                                                      June 30, 1998    September 30, 1997
                                                                      -------------    ------------------
                                                                       (Unaudited)
Cash and due from banks ........................................     $     853,232      $     508,729
Interest-bearing deposits with banks ...........................         2,161,915          6,422,404
Interest earning time deposits with financial institutions .....         1,565,617          1,565,573
Federal funds sold .............................................                 0            753,847
Mortgage-backed securities available for sale ..................        10,176,556          4,356,271
Investment securities held-to-maturity (estimated market value of $29,127,057 at June 30, 1998, and $23,128,073
     at September 30, 1997) ....................................        29,046,630         23,058,359
Mortgage-backed securities held-to-maturity (estimated market value of $12,752,806 at June 30, 1998, and
     $18,611,834 at September 30, 1997) ........................        12,547,113         18,151,765
Loans receivable, net of allowance for credit losses
     of $233,670 at June 30, 1998, and $272,851
     at September 30, 1997 .....................................        61,727,067         57,110,029
Accrued interest receivable ....................................           936,782            885,383
Federal Home Loan Bank stock, at cost ..........................           777,400          1,005,700
Premises and equipment .........................................         1,050,712          1,123,311
Foreclosed real estate, net of allowances of $-0- ..............           204,700                  0
Mortgage servicing rights ......................................           197,418            149,094
Other assets ...................................................         1,348,687            858,147
                                                                     -------------      -------------

         Total Assets ..........................................     $ 122,593,829      $ 115,948,612
                                                                     =============      =============


     LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
     Demand deposits ...........................................     $   1,965,549      $   1,882,109
     Savings and NOW deposits ..................................        10,862,579          9,771,266
     Other time deposits .......................................        74,845,657         76,897,274
                                                                     -------------      -------------
         Total deposits ........................................        87,673,785         88,550,649

     FHLB advances .............................................        12,322,028          4,195,000
     Advances from borrowers for taxes and insurance ...........           615,633            881,685
     Federal income taxes
         Current ...............................................            89,741                  0
         Deferred ..............................................            33,612            127,909
     Accrued expenses and other liabilities ....................           674,055          1,314,001
                                                                     -------------      -------------

         Total Liabilities .....................................       101,408,854         95,069,244
                                                                     -------------      -------------

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

                                    EAST TEXAS FINANCIAL SERVICES, INC.
                              CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                                    (continued)



                                                                      June 30, 1998    September 30, 1997
                                                                      -------------    ------------------
                                                                       (Unaudited)
Stockholders' equity:
     Preferred stock, $0.01 par value, 500,000
     shares authorized, none outstanding
     Common stock, $0.01 par value, 5,500,000 shares authorized,
     1,884,492 shares issued ...................................            12,564             12,564
     Additional paid-in capital ................................        12,203,160         12,196,879
     Deferred compensation - RRP shares ........................          (242,461)          (329,748)
     Unearned employee stock ownership plan shares .............          (650,614)          (650,614)
     Unrealized gain/(loss) investments - AFS (net) ............            (9,805)            15,512
     Retained earnings (substantially restricted) ..............        13,603,148         13,365,792
     Treasury stock, 345,031 shares at cost ....................        (3,731,017)        (3,731,017)
                                                                     -------------      -------------

         Stock stockholders' equity ............................        21,184,975         20,879,368
                                                                     -------------      -------------

         Total liabilities and stockholders' equity ............     $ 122,593,829      $ 115,948,612
                                                                     =============      =============

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

                                         EAST TEXAS FINANCIAL SERVICES, INC.
                                          CONSOLIDATED STATEMENTS OF INCOME


                                                              Three Months                      Nine Months
                                                             Ended June 30,                    Ended June 30,
                                                              (Unaudited)                       (Unaudited)
                                                         1998             1997             1998             1997
                                                     -----------      -----------      -----------      -----------
INTEREST INCOME
   Loans receivable:
     First Mortgage ............................     $ 1,137,446      $ 1,050,080      $ 3,424,340      $ 3,023,247
     Consumer and other loans ..................          60,995           20,378          131,083           61,306
   Securities available for sale:
     Investment securities .....................          11,546            9,530           41,859            9,530
     Mortgage-backed securities ................         145,433                0          314,507                0
   Securities held to maturity:
     Investment securities .....................         422,663          519,860        1,223,087        1,630,019
     Mortgage-backed securities ................         243,422          354,023          839,190        1,164,609
   Deposits with banks .........................          58,664                0          190,550                0
                                                     -----------      -----------      -----------      -----------

       Total interest income ...................       2,080,169        1,953,871        6,164,616        5,888,711
                                                     -----------      -----------      -----------      -----------

INTEREST EXPENSE

   Deposits ....................................       1,096,740        1,105,921        3,325,875        3,310,523
   FHLB advances ...............................         167,030            4,728          350,878            4,728
                                                     -----------      -----------      -----------      -----------

       Total interest expense ..................       1,263,770        1,110,649        3,676,753        3,315,251
                                                     -----------      -----------      -----------      -----------

       Net interest income before
          provision for loan losses ............         816,399          843,222        2,487,863        2,573,460

   Provision for loan losses ...................               0                0                0            5,000
                                                     -----------      -----------      -----------      -----------

       Net interest income after
         provision for loan losses .............         816,399          843,222        2,487,863        2,568,460
                                                     -----------      -----------      -----------      -----------

NONINTEREST INCOME
   Gain(loss) on sale of interest-earning assets          37,230           13,050          100,675           44,372

   Loan origination and commitment fees ........          14,245           18,809           56,015           46,102
   Loan servicing fees .........................          19,874           26,860           68,798           73,797
   Gain on foreclosed real estate ..............          (6,911)               0           (6,351)               0
   Other .......................................          13,692           18,967           35,330           51,382
                                                     -----------      -----------      -----------      -----------

       Total noninterest income ................          78,130           77,686          254,467          215,653
                                                     -----------      -----------      -----------      -----------

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
                                         EAST TEXAS FINANCIAL SERVICES, INC.
                                          CONSOLIDATED STATEMENTS OF INCOME
                                                    (continued)


                                                              Three Months                      Nine Months
                                                             Ended June 30,                    Ended June 30,
                                                              (Unaudited)                       (Unaudited)
                                                         1998             1997             1998             1997
                                                     -----------      -----------      -----------      -----------
NONINTEREST EXPENSE
   Compensation and benefits ...................         463,006          425,534        1,415,800        1,271,288
   Occupancy and equipment .....................          47,084           40,769          140,843          112,829
   SAIF deposit insurance premium ..............          14,417           15,011           42,862           66,186
   Loss on foreclosed real estate ..............               0               (8)               0            5,683
   Other .......................................         173,060          136,337          470,015          438,547
                                                     -----------      -----------      -----------      -----------

       Total noninterest expense ...............         697,567          617,643        2,069,520        1,894,533
                                                     -----------      -----------      -----------      -----------

Income (loss) before provision for income taxes          196,962          303,265          672,810          889,580


Income tax expense (benefit) ...................          73,913          112,354          247,662          329,646
                                                     -----------      -----------      -----------      -----------

NET INCOME (LOSS) ..............................     $   123,049      $   190,911      $   425,148      $   559,934
                                                     ===========      ===========      ===========      ===========




Earnings per common share ......................     $       .09      $       .13      $       .29      $       .38
Earnings per common share - assuming dilution ..             .08              .13              .28              .37



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